Exhibit 10.1

Execution Version

AMENDMENT NO. 5

AMENDMENT NO. 5, dated as of March 21, 2018 (this “Amendment”), to the Credit Agreement dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of February 21, 2013, by Amendment No. 2, dated as of September 3, 2014, Amendment No. 3 dated as of May 8, 2015, Amendment No. 4 dated as of January 26, 2017 and as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among PRESTIGE BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), PRESTIGE BRANDS, INC., a Delaware corporation (the “Borrower”), the other Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”) and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The Credit Agreement after giving effect to this Amendment is referred to as the “Amended Credit Agreement”.

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower, Term B-4 Lenders constituting the Required Lenders and the Administrative Agent desire to enter into this Amendment to effectuate certain amendments to the Credit Agreement;

WHEREAS, each Term B-4 Lender under the Credit Agreement immediately prior to giving effect to the effectiveness of this Amendment (an “Existing Term B-4 Lender”) that (x) has executed a consent to this Amendment in substantially the form attached to this Amendment as Exhibit C (a “Consent”) or (y) indicates its affirmative consent online in accordance with instructions in a posting memorandum to the Existing Term B-4 Lenders will be deemed to have consented to this Amendment, to have agreed to all of the amendments to the Credit Agreement set forth in this Amendment and to have instructed the Administrative Agent to enter into and consent to this Amendment on behalf of such Existing Term B-4 Lender (each such Existing Term B-4 Lender that has so taken the actions in clause (x) or (y), a “Consenting Term B-4 Lender”);

WHEREAS, each Existing Term B-4 Lender that does not constitute a Consenting Term B-4 Lender or has checked box C on its Consent will be deemed to have not agreed to this Amendment and shall constitute a “Non-Consenting Lender” under the Credit Agreement (each such Non-Consenting Lender, a “Non-Consenting Existing Term B-4 Lender”), and each Non-Consenting Existing Term B-4 Lender shall be subject to the mandatory assignment provisions of Section 3.07 of the Amended Credit Agreement (it being understood that the Term B-4 Loans of the Non-Consenting Existing Term B-4 Lenders will be assigned to the Morgan Stanley Senior Funding, Inc. (“MSSF”) or MSSF’s designee (MSSF or any such designee in such capacity, the “New Term B-4 Lender”) in accordance with Section 3.07(d) of the Amended Credit Agreement);

WHEREAS, the Borrower shall pay to each Term Lender immediately prior to the effectiveness of this Amendment all accrued and unpaid interest on its Term B-4 Loans to, but not including, the Amendment No. 5 Effective Date;

WHEREAS, Holdings has engaged MSSF, Barclays Bank PLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and RBC Capital Markets1 to act as joint lead arrangers and joint bookrunners hereunder (the “Amendment No. 5 Arrangers”);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments and Consents.

Effective as of the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended or consented to as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

(i) “Amendment No. 5” means Amendment No. 5 to this Agreement dated as of March 21, 2018 among the Loan Parties, the Administrative Agent and the New Term B-4 Lender.

(ii) “Amendment No. 5 Effective Date” means March 21, 2018, the date on which all conditions precedent set forth in Section 4 of Amendment No. 5 are satisfied.

(iii) “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

(iv) “Consenting Non-Cashless Roll Lender” has the meaning set forth in Amendment No. 5.

(v) “New Term B-4 Lender” has the meaning set forth in Amendment No. 5.

(vi) “Non-Consenting Existing Term B-4 Lender” has the meaning set forth in Amendment No. 5.

(vii) “Other Non-Consenting Lender Assignment Documentation” has the meaning set forth in Section 3.07(b).

1 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

(viii) “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(ix) “Purchase Price” has the meaning set forth in Section 3.07(b).

(b) The definition of “Agreement” in Section 1.01 of the Credit Agreement is hereby amended by deleting “and Amendment No. 4” and replacing it with “, Amendment No. 4 and Amendment No. 5”

(c) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means a percentage per annum equal to (A) for Eurocurrency Rate Loans 2.00% and (B) for Base Rate Loans, 1.00%

(d) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting “1.75%” in the proviso to the first sentence thereof and replacing it with “1.00%”.

(e) The definition of “ERISA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(f) The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting “0.75%” in the proviso and replacing it with “0.00%”

(g) Section 2.05(a)(vi) of the Credit Agreement shall be amended by (A) adding, immediately following the words “in the event that,” in such Section the following: “following the Amendment No. 5 Effective Date and” and (B) replacing the reference to “Amendment No. 4 Effective Date” in such Section to “Amendment No. 5 Effective Date”.

(h) Section 3.07(a) of the Credit Agreement is hereby amended by (A) adding, immediately after the text “ten (10) Business Days’” the following: “(or such shorter amount of time as is reasonably acceptable to the Administrative Agent)” and (B) adding immediately after the text “prior written notice to the Administrative Agent and such Lender” the following: (provided that it is understood that the Administrative Agent shall have authority to waive the requirement of such prior written notice)”.

(i) Section 3.07(b) of the Credit Agreement is hereby replaced in its entirety with the following:

(b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption (or such other documentation with respect to such assignment as is reasonably acceptable to the Administrative Agent (the “Other Non-Consenting Lender Assignment Documentation”) with respect to such Lender’s applicable Commitment and outstanding Loans (and the Administrative Agent hereby agrees that Amendment No. 5 (executed by all parties thereto) itself constitutes Other Non-Consenting Lender Assignment Documentation acceptable to the Administrative Agent with respect to the assignment of any Non-Consenting Term B-4 Loans to the New Term B-4 Lender) and (ii) deliver any Term Notes evidencing such Loans to the Borrower or Administrative Agent. Upon (x) the payment in full by the Borrower or the assignee Lender of all obligations of the Borrower owing to the assigning Lender (including without limitation any accrued and unpaid interest) relating to the Loans, Commitments and participations so assigned (the amount referred to in this clause (x), as to any assigning Lender, constitutes the “Purchase Price” with respect to such assigning Lender), (y) the execution by the Borrower and the assignee Lender of the Assignment and Assumption or Other Non-Consenting Lender Assignment Documentation relating to such assignment by the assigning Lender in question to the assignee Lender in question, whether or not the assigning Lender shall have executed such Assignment and Assumption or Other Non-Consenting Lender Assignment Documentation, and (z) if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Term Note or Term Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.

(j) Section 10.07(b)(i)(A) of the Credit Agreement is hereby amended by deleting the word “or” prior to clause (vii) of the proviso of such section and replacing it with a comma and adding immediately prior to the semicolon therein “or (viii) prior to the date that is 90 days after the Amendment No. 5 Effective Date, any assignment made by the New Term B-4 Lender or any of its Affiliates of any Term B-4 Loan that was held by a Non-Consenting Existing Term B-4 Lender or a Consenting Non-Cashless Roll Lender”.

(k) Section 10.07(b)(i)(B) of the Credit Agreement is hereby amended by deleting the word “and” prior to clause (iv) of the proviso of such section and replacing it with a comma and adding immediately prior to the period therein “or (v) prior to the date that is 90 days after the Amendment No. 5 Effective Date, any assignment made by the New Term B-4 Lender or any of its Affiliates of any Term B-4 Loan that was held by a Non-Consenting Existing Term B-4 Lender or a Consenting Non-Cashless Roll Lender”.

(l) Section 10.07(b)(ii)(C) of the Credit Agreement is hereby amended by adding the following at the end of such section “; provided further that the requirements of this Section 10.07(b)(ii)(C) shall not apply to any assignment made by the New Term B-4 Lender or any of its Affiliates prior to the date that is 90 days after the Amendment No. 5 Effective Date of any Term B-4 Loan that was held by a Non-Consenting Existing Term B-4 Lender or a Consenting Non-Cashless Roll Lender.”

(m) Section 10.07(b)(ii)(D) of the Credit Agreement is hereby amended by adding the following at the end of such section “; provided further that the $3,500 fee referred to in this Section 10.07(b)(ii)(D) shall not apply to any assignment made by the New Term B-4 Lender or any of its Affiliates prior to the date that is 90 days (or such greater number of days as is reasonably acceptable to the Administrative Agent) after the Amendment No. 5 Effective Date of any Term B-4 Loan that was held by a Non-Consenting Existing Term B-4 Lender or a Consenting Non-Cashless Roll Lender.”

(n) The Administrative Agent hereby consents to the New Term B-4 Lender becoming a Lender under the Credit Agreement, and the Borrower and the Administrative Agent hereby agree that the New Term B-4 Lender shall constitute an Eligible Assignee for all purposes of the assignment of any Term B-4 Loans by any Non-Consenting Existing Term B-4 Lender or any Consenting Non-Cashless Roll Lender (as defined below).

(o) Each Term Lender executing a Consent hereby waives any compensation it may be otherwise due under Section 3.05 of the Credit Agreement due solely to the prepayment of accrued interest on the Term B-4 Loans on the Amendment No. 5 Effective Date.

(p) Notwithstanding anything contained in the Loan Documents, with respect to any prepayment of Loans on the Amendment No. 5 Effective Date only, the Borrower, the Administrative Agent and the New Term B-4 Lender may jointly determine to allow the Term B-4 Loans of Non-Consenting Existing Term B-4 Lenders and/or Consenting Non-Cashless Roll Lenders to be prepaid without prepaying Term B-4 Loans of Consenting Lenders on a ratable basis (or at all).

(q) Article IX of the Credit Agreement is hereby amended by adding the following as Section 9.13:

Section 9.13 ERISA Matters.

(a) Each Lender (other than any Lender that became a Lender prior to the Amendment No. 5 Effective Date and has not delivered a Consent (as defined in Amendment No. 5)) (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, each Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, each Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Agents or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to any Agent or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement.

(c) Each Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

Section 2. Representations and Warranties.

The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders as of the date hereof and the Amendment No. 5 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Assignments and Adjustments to Loans.

(a) The Administrative Agent hereby waives the requirement of prior written notice of any assignment occurring pursuant to Section 3.07 of the Amended Credit Agreement on the Amendment No. 5 Effective Date of any Term B-4 Loan of any Non-Consenting Existing Term B-4 Lender.

(b) The Borrower hereby exercises its right pursuant to Section 3.07 of the Amended Credit Agreement to require each Non-Consenting Existing Term B-4 Lender assign to the New Term B-4 Lender all of the Term B-4 Loans of such Non-Consenting Existing Term B-4 Lender on the Amendment No. 5 Effective Date. The Purchase Price (as defined in the Amended Credit Agreement) in respect of such assignment by such Non-Consenting Existing Term B-4 Lender is referred to as the “Amendment No. 5 Purchase Price” of such Non-Consenting Existing Term B-4 Lender. This Amendment shall constitute the Other Non-Consenting Lender Assignment Documentation referred to in Section 3.07 of the Amended Credit Agreement with respect the assignment of the Term B-4 Loans of each Non-Consenting Existing Term B-4 Lender.

(c) On the Amendment No. 5 Effective Date, the New Term B-4 Lender shall pay in cash to each Non-Consenting Existing Term B-4 Lender such Non-Consenting Existing Term B-4 Lender’s Amendment No. 5 Purchase Price.

(d) Each Non-Consenting Existing Term B-4 Lender, upon receipt of such Non-Consenting Existing Term B-4 Lender’s Amendment No. 5 Purchase Price shall (x) be deemed to have assigned and sold its Term B-4 Loans to the New Term B-4 Lender (and accordingly no action by such Non-Consenting Existing Term B-4 Lender shall be required to effectuate such assignment) as of the Amendment No. 5 Effective Date and (y) cease to be a Lender as of the Amendment No. 5 Effective Date, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Non-Consenting Existing Term B-4 Lender.

(e) The New Term B-4 Lender hereby agrees to acquire, as assignee from each Non-Consenting Existing Term B-4 Lender, the Term B-4 Loans of such Non-Consenting Existing Term B-4 Lender.

(f) The transactions described in this Section 3 shall be deemed to satisfy the requirements of Section 3.07 of the Credit Agreement, and each of the parties hereto agrees that the New Term B-4 Lender (and its assignees under Section 10.07 of the Credit Agreement), in their capacities as such, shall have all the rights and obligations of a Term B-4 Lender under the Credit Agreement and each other Loan Document.

(g) The Administrative Agent hereby waives any assignment fee that may be payable to it in connection with the assignment of the Term B-4 Loans of Non-Consenting Existing Term B-4 Lenders or of any Consenting Non-Cashless Roll Lender occurring on the Amendment No. 5 Effective Date pursuant to this Section 3.

(h) Following the assignment by the Non-Consenting Existing Term B-4 Lenders to the New Term B-4 Lender of the Term B-4 Loans of the Non-Consenting Existing Term B-4 Lenders as contemplated clauses (a) through (f) above, for the avoidance of doubt, it is agreed that each assignment by the New Term B-4 Lender of such Term B-4 Loans shall be effectuated by an Assignment and Assumption (but it is understood that the consents otherwise required with respect to such Assignment and Assumption shall not be required due to the amendments to the Credit Agreement effectuated under Section 1(j), 1(k) and 1(l) above). Upon any such assignment of any such Term B-4 Loan as contemplated by the immediately preceding sentence, the New Term B-4 Lender agrees to notify (or cause any service company that may effectuate such assignment to notify) the Administrative Agent of such assignment and the Administrative Agent shall be entitled to rely on the information of such notice for all purposes of the Loan Documents without independent verification thereof.

(i) Solely for purposes of facilitating certain Consenting Term B-4 Lenders, any Consenting Term B-4 Lender that shall have checked “Consent to Amendment on a Paydown and Reallocate basis” on its Consent (each, a “Consenting Non-Cashless Roll Lender”) shall be temporarily replaced and the Term B-4 Loans held by such Consenting Non-Cashless Roll Lender shall be purchased by and assigned to the New Term B-4 Lender upon the New Term B-4 Lender’s execution of this Amendment and payment by the New Term B-4 Lender of an amount equal to the principal amount of such Term B-4 Loans (and for the avoidance of doubt, all unpaid interest accrued prior to the Amendment No. 5 Effective Date with respect to the Term B-4 Loans of such Consenting Non-Cashless Roll Lender shall be for the account of such Consenting Non-Cashless Roll Lender and be paid by the Borrower in accordance with Section 4(b) below). For the avoidance of doubt, the aggregate principal amount of all Term B-4 Loans of the Consenting Non-Cashless Roll Lenders being so assigned to the New Term B-4 Lender on the Amendment No. 5 Effective Date is equal to $35,884,547.65. Such Consenting Non-Cashless Roll Lender shall thereafter repurchase from the New Term B-4 Lender, on a date designated by the New Term B-4 Lender and communicated to such Consenting Non-Cashless Roll Lender, a Term B-4 Loan in a principal amount equal to the principal amount of the Term B-4 Loan assigned by such Consenting Non-Cashless Roll Lender to the New Term B-4 Lender (or such lesser principal amount as so allocated by the New Term B-4 Lender), at a purchase price equal to par plus accrued and unpaid interest thereon from and including the Amendment No. 5 Effective Date through but excluding the date of such repurchase, pursuant to an Assignment and Assumption (but it is understood that the otherwise required consents with respect to such Assignment and Assumption shall not be required due to the amendments to the Credit Agreement effectuated under Section 1(j), 1(k) and 1(l) above, and that such Assignment and Assumption shall not be required to be signed by such Consenting Non-Cashless Roll Lender). The New Term B-4 Lender hereby agrees to acquire (in the manner set forth above), as assignee from each Consenting Non-Cashless Roll Lender the Term B-4 Loans of such Consenting Non-Cashless Roll Lender. The Required Lenders, the Administrative Agent, the New Term B-4 Lender and the Consenting Non-Cashless Roll Lenders hereby consent to all the actions taken pursuant to this Section 3(h) (and each Non-Cashless Roll Lender hereby agrees it will not contest its obligation to purchase Term B-4 Loans from the New Term B-4 Lender as set forth above), notwithstanding anything to the contrary contained in any Loan Document, and agree that no further consent of any party is needed to effectuate the transactions set forth in this Section 3(h). The New Term B-4 Lender agrees to notify (or cause any service company that may effectuate such assignment to notify) the Administrative Agent of such repurchase by any such Consenting Non-Cashless Roll Lender and the Administrative Agent shall be entitled to rely on the information of such notice for all purposes of the Loan Documents without independent verification thereof.

(j) The parties hereto waive any notice requirement under Section 2.05(a) of the Credit Agreement with respect to any prepayment of Term Loans made on the Amendment No. 5 Effective Date.

Section 4. Conditions to Effectiveness.

This Amendment shall become effective (the “Amendment No. 5 Effective Date”) on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by (A) each Loan Party, (B) the Administrative Agent, (C) the Required Lenders and (D) the New Term B-4 Lender;

(2) an opinion of Kirkland & Ellis LLP, New York counsel to the Loan Parties, dated the Amendment No. 5 Effective Date and addressed to the Amendment No. 5 Arrangers, the Administrative Agent and the Lenders, substantially in the form previously provided to the Administrative Agent;

(3) (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 5 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended since the Amendment No. 4 Effective Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 5 Effective Date, or in the alternative, certifying that such by-laws or operating agreements have not been amended since the Amendment No. 4 Effective Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, or in the alternative, certifying that such resolutions have not been amended since the Amendment No. 4 Effective Date and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B) or in the alternative, certifying that the incumbency and specimen signature for each officer executing any Loan Document on behalf of any Loan Party has not changed since the Amendment No. 4 Effective Date; and

(4) a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (d) and (e) of this Section 4.

(b) The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 5 Effective Date, all accrued and unpaid interest on the Term B-4 Loans to, but not including, the Amendment No. 5 Effective Date on the Amendment No. 5 Effective Date.

(c) All fees and expenses due to the Administrative Agent, the applicable Amendment No. 5 Arranger and the Lenders (including, without limitation, pursuant to Section 5 hereof) required to be paid on the Amendment No. 5 Effective Date shall have been paid.

(d) No Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(e) The representations and warranties of the Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement and Section 2 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(f) To the extent reasonably requested by the New Term B-4 Lender in writing not less than five (5) Business Days prior to the Amendment No. 5 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

Notwithstanding the foregoing, the amendments to Section 3.07 set forth in Section 2(g) and 2(h) hereof shall be effective immediately upon the receipt by the Administrative Agent of Consents from the Required Lenders and signature pages to this Amendment from the Administrative Agent and the Loan Parties.

Section 5. Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent and the Amendment No. 5 Arrangers.

Section 6. Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 8. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 10. Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, on and after the Amendment No. 5 Effective Date, this Amendment shall for all purposes constitute a Refinancing Amendment and Loan Document. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 5 Effective Date.

Section 11. Certain Tax Matters.

After the Amendment No. 5 Effective Date, the parties hereto shall continue to treat all of the Term B-4 Loans as (i) one fungible tranche for U.S. federal income tax purposes and (ii) non-grandfathered obligations for purposes of FATCA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PRESTIGE BRANDS HOLDINGS, INC.,[2]
as Holdings and a Guarantor

By:	/s/ William P’Pool
	Name:	William P’Pool
	Title:	Vice President and Secretary

PRESTIGE BRANDS, INC.,
as Borrower

By:	/s/ William P’Pool
	Name:	William P’Pool
	Title:	Senior Vice President, General Counsel and Corporate Secretary

2 A Delaware corporation.

[SIGNATURE PAGE TO AMENDMENT NO. 5]

BLACKSMITH BRANDS, INC.
C.B. FLEET TOPCO, LLC
DENTEK HOLDINGS, INC.
DENTEK ORAL CARE, INC.
INSIGHT PHARMACEUTICALS LLC
MEDTECH HOLDINGS, INC.
MEDTECH PERSONAL PRODUCTS CORPORATION
PRESTIGE BRANDS HOLDINGS, INC. [3]
PRESTIGE BRANDS INTERNATIONAL, INC.
PRESTIGE SERVICES CORP.
THE SPIC AND SPAN COMPANY, as Subsidiary Guarantors

By:	/s/ William P’Pool
	Name:	William P’Pool
	Title:	Vice President and Secretary

MEDTECH PRODUCTS INC.
INSIGHT PHARMACEUTICALS CORPORATION
as Subsidiary Guarantors

By:	/s/ William P’Pool
	Name:	William P’Pool
	Title:	Senior Vice President, General Counsel and Corporate Secretary

3 A Virginia Corporation

[SIGNATURE PAGE TO AMENDMENT NO. 5]

C. B. FLEET COMPANY, INCORPORATED
C. B. FLEET HOLDING COMPANY, INCORPORATED
C. B. FLEET, INTERNATIONAL, INC.
C.B. FLEET HOLDCO, LLC
C.B. FLEET INVESTMENT CORPORATION
C.B. FLEET, LLC
PEAKS HBC COMPANY, INC.
as Subsidiary Guarantors

By:	/s/ William P’Pool
	Name:	William P’Pool
	Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5]

MEDTECH ONLINE, INC.
as a Subsidiary Guarantor

By:	/s/ Ronald M. Lombardi
	Name:	Ronald M. Lombardi
	Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 5]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5]

Morgan Stanley Senior Funding, Inc., as New Term B-4 Lender

By:	/s/ Brendan MacBride
	Name:	Brendan MacBride
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 5]

Lender Consents on file with the Administrative Agent.

[SIGNATURE PAGE TO AMENDMENT NO. 5]

EXHIBIT C

CONSENT TO AMENDMENT NO. 5

CONSENT (this “Consent”) to AMENDMENT NO. 5 (the “Amendment”) to the Credit Agreement dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of February 21, 2013, by Amendment No. 2, dated as of September 3, 2014, Amendment No. 3, dated as of May 8, 2015, Amendment No. 4, dated as of January 26, 2017 and as further amended, supplemented, amended and restated or otherwise modified from time to time,the “Credit Agreement”) among PRESTIGE BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), PRESTIGE BRANDS, INC., a Delaware corporation (the “Borrower”), the other Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”) and the other Agents named therein.

Please select Column A, B or C, as appropriate, and then complete and execute the signature block below.

A	B	C
Consent to Amendment on a “Cashless Roll” basis	Consent to Amendment on a Paydown and Reallocate basis	Decline Consent
☐	☐	☐

(Name of institution)

By:
Name:
Title:

[If a second signature block is required by the financial institution:

By:
Name:
	Title:	]

[Consent to Amendment No. 5 to Credit Agreement]

Principal Amount of Existing Term B-4 Loans: $
____
____

[SIGNATURE PAGE TO AMENDMENT NO. 5]